Exhibit 10.1

Execution Copy

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 29, 2025 (the “Subscription Date”), is by and among Capstone Holding Corp., a Delaware corporation with offices located at 5141 W. 122nd Street, Alsip, Illinois 60803 (the “Company”), and the investor listed on the Schedule of Buyers attached hereto (the “Schedule of Buyers”) (the “Buyer” and, together with the Company, the “Parties”).

RECITALS

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. The Company has authorized the issuance of senior secured convertible notes of the Company, in the aggregate original principal amount of up to $10,909,885, which are being issued with a 8.34% original issue discount, substantially in the form attached hereto as Exhibit A (each, a “Note” and, collectively, the “Notes”), which Notes shall be convertible into shares of Common Stock (as defined below) in certain circumstances in accordance with the terms of the Notes at an initial conversion price per share of $1.72, subject to adjustment as set forth in the Notes (the shares of Common Stock issuable pursuant to the terms of the Notes, the “Conversion Shares” and, together with the Notes, the “Securities”).

C. The Buyer desires to purchase, and the Company desires to issue and sell, at the Initial Closing (as defined below) a Note (the “Initial Note”) in the original principal amount of $3,272,966, as set forth opposite the Buyer’s name in column (3) on the Schedule of Buyers with respect to the Initial Closing, upon the terms and subject to the conditions stated in this Agreement.

D. Following the Initial Closing, the Buyer may agree to purchase, and the Company may agree to issue and sell, at one or more Additional Closings (as defined below) one or more Notes (each, an “Additional Note” and collectively, the “Additional Notes”) in an aggregate original principal amount of up to $7,636,919, in each case, as shall be set forth opposite the Buyer’s name in column (3) on the Schedule of Buyers with respect to the related Additional Closing, upon the terms and subject to the conditions stated in this Agreement and agreed by the Parties.

E. At the Initial Closing, the Parties shall execute and deliver a registration rights agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

(a) Purchase and Sale of the Initial Note. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the Initial Closing Date (as defined below), the Initial Note in the original principal amount set forth opposite the Buyer’s name in column (3) on the Schedule of Buyers with respect to the Initial Closing (the “Initial Closing”). The Initial Note shall be issued with an original issue discount of 8.34%, as reflected in the Initial Note and on the Schedule of Buyers with respect to the Initial Closing.

(b) Purchase and Sale of Additional Notes. Following the Initial Closing, and subject to the satisfaction (or waiver) of the conditions set forth in this Section 1(b) and in Sections 6 and 7, the Company may agree to issue and sell to the Buyer, and the Buyer may agree to purchase from the Company, an Additional Note in the original principal amount set forth opposite the Buyer’s name in column (3) on the Schedule of Buyers with respect to such Additional Closing (each, an “Additional Closing” and collectively, the “Additional Closings”). The Initial Closing and the Additional Closings are collectively referred to herein as the “Closings” and each, a “Closing.” Each Additional Note shall be issued with an original issue discount of 8.34%, as shall be reflected in each Additional Note and on the Schedule of Buyers with respect to each Additional Closing. In the event that the Company and the Buyer mutually agree to effect an Additional Closing, then the Company and the Buyer shall jointly prepare a written notice with respect to such Additional Closing (each, an “Additional Closing Notice” and the date thereof, an “Additional Closing Notice Date”), which shall be executed by each of the Company and the Buyer, and shall set forth: (A) the original principal amount of the Additional Note to be purchased by the Buyer at such Additional Closing; and (B) the anticipated Additional Closing Date of such Additional Closing, provided, however, that each Additional Closing Date must be on or before July 29, 2026 (the “Additional Closing Expiration Date”). For the avoidance of doubt, the Parties shall not effect any Additional Closings under this Agreement after the Additional Closing Expiration Date.

(c) Closings. Each Closing shall take place electronically. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Initial Closing set forth in Sections 6 and 7 are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer). The date and time of an Additional Closing (each, an “Additional Closing Date”) shall be 10:00 a.m., New York time, on the date specified in the Additional Closing Notice (or such other date as is mutually agreed to by the Company and the Buyer), in each case, subject to the satisfaction or waiver of the conditions to each Additional Closing set forth in Sections 1(b), 6 and 7. The Initial Closing Date and each Additional Closing Dates is referred to herein as a “Closing Date”. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

(d) Purchase Price. The purchase price to be paid by the Buyer for the Initial Note shall be the amount set forth opposite the Buyer’s name in column (4) on the Schedule of Buyers with respect to the Initial Closing, and shall be $1.00 for each $1.09095656 of original principal amount of the Initial Note (such amount, the “Initial Purchase Price”). The purchase price to be paid by the Buyer for an Additional Note shall be the amount set forth opposite the Buyer’s name in column (4) on the Schedule of Buyers with respect to such Additional Closing, and shall be $1.00 for each $1.09095656 of original principal amount of an Additional Note (each such amount, an “Additional Purchase Price” and each of the Initial Purchase Price and each Additional Purchase Price, a “Purchase Price”).

(e) Form of Payment. On each Closing Date, the Buyer shall pay the Purchase Price (less any amount withheld pursuant to Section 4(g)) to the Company for the Note to be issued and sold to the Buyer at the related Closing by wire transfer of immediately available funds in accordance with the applicable Flow of Funds Letter (as defined below). Upon receipt of payment, the Company shall deliver to the Buyer a Note in the original principal amount set forth opposite the Buyer’s in column (3) on the Schedule of Buyers with respect to such Closing, duly executed on behalf of the Company and registered in the name of the Buyer or its designee.

2.	REPRESENTATIONS AND WARRANTIES OF THE BUYER.

The Buyer represents and warrants to the Company that, as of the Subscription Date and as of the applicable Closing Date:

(a) Organization; Authority. The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. The Buyer: (i) is acquiring the Notes and (ii) upon conversion of a Note shall acquire the Conversion Shares issuable upon conversion thereof, in each case for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c) Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(e) Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained herein. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such investment, accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Transfer or Resale. The Buyer understands that, except as provided in the Registration Rights Agreement and Section 4(h) hereof: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(g).

(h) Validity; Enforcement. This Agreement, and each of the other Transaction Documents to which the Buyer is a party, has been duly and validly authorized, executed, and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement, and each of the other Transaction Documents to which the Buyer is a party, and the consummation by the Buyer of the transactions contemplated hereby and thereby, shall not (i) result in a violation of the organizational documents of the Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer that, as of the Subscription Date and as of the applicable Closing Date:

(a) Organization, Good Standing and Power. The Company and each of the Subsidiaries (as defined below) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect (as defined below) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has made available via the SEC’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) true and correct copies of the Company’s certificate of incorporation, as in effect on the applicable Closing Date (the “Charter”), and the Company’s bylaws, as in effect on the applicable Closing Date (the “Bylaws”). “Material Adverse Effect” means: (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of the Transaction Documents or the transactions contemplated thereby; (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties, financial condition, or prospects of the Company that is material and adverse to the Company and its Subsidiaries, taken as a whole; and/or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under the Transaction Documents; provided, however, that no facts, circumstances, changes or effects exclusively and directly resulting from, relating to or arising out of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred or insofar as reasonably can be foreseen would likely occur: (A) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (B) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies; (C) any effect of the announcement of, or the consummation of the transactions contemplated by, the Transaction Documents on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees; (D) changes arising in connection with earthquakes, pandemics, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such pandemic, hostilities, acts of war, sabotage or terrorism or military actions existing as of the applicable Closing Date; (E) any action taken by the Buyer with respect to the transactions contemplated by this Agreement; (F) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; and (G) any action required by the Transaction Documents or any action taken (or omitted to be taken) with the written consent of or at the written request of the Buyer. “Subsidiaries” means any Person in which the Company, directly or indirectly, (x) owns any of the outstanding capital stock or holds any equity or similar interest of such Person, or (y) controls or operates all or any part of the business, operations, or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to offer, issue, and sell the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the Subsidiaries, and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the offer, issuance, and sale of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) have been duly authorized by the Company’s board of directors and the board of directors or other governing body of each Subsidiary, as applicable, and (other than the filing with the SEC of one or more registration statements relating to the Securities in accordance with the requirements of the Registration Rights Agreement, the filing of a Form D with the SEC, and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, the Subsidiaries, or their respective boards of directors, stockholders or other governing body in connection with the offer, issuance, and sale of the Notes. This Agreement has been, and the other Transaction Documents to which it is a party shall be, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the applicable Closing, the Transaction Documents to which each Subsidiary is a party shall be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Registration Rights Agreement (as defined below), the Security Agreement, the Irrevocable Transfer Agent Instructions (as defined below), and each of the other agreements and instruments entered into or delivered by any of the Parties in connection with the transactions contemplated hereby or thereby, each as may be amended from time to time.

(c) Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the SEC Documents (as defined below) as of the dates reflected therein. Schedule 3(c) attached hereto sets forth the capitalization of the Company as of the applicable Closing Date. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the SEC Documents, there are no agreements or arrangements under which the Company is obligated to register the sale or resale of any securities under the Securities Act. Except as set forth in the SEC Documents, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or rights, warrants, or options to subscribe for or purchase shares of Common Stock or Convertible Securities (as defined below) (collectively, “Options”), calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities, the Company is not a party to, and it has no Knowledge (as defined below) of, any agreement restricting the voting or transfer of any outstanding shares of the capital stock of the Company. The offer and sale of all capital stock, Convertible Securities and Options complied, in all material respects, with all applicable federal and state securities laws, and no stockholder has any right of rescission or damages or any “put” or similar right with respect thereto that would have a Material Adverse Effect. Except as set forth in the SEC Documents, there are no securities or instruments containing anti-dilution or similar provisions that shall be triggered by this Agreement or the consummation of the transactions described herein or therein. “Common Stock” means (i) the Company’s shares of common stock, $0.0005 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock. “Knowledge” means the actual knowledge of any of the Company’s (A) Chief Executive Officer, (B) President, (C) Chief Financial Officer, and (C) Chief Operating Officer, in each case, after reasonable inquiry.1

[1]	Note to Draft: The officers of the Company and any others to be included in the knowledge group is subject to the completion of the Company’s due diligence review.

(d) Issuance of Notes. The issuance of the Notes has been duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, the Notes shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Subscription Date, the Company shall have reserved from its duly authorized capital stock not less than two hundred percent (200%) of the maximum number of Conversion Shares issuable upon conversion of the Notes (assuming for purposes hereof that (i) all of the Notes are issued on the Subscription Date; (ii) the Notes are convertible at the Event of Default Alternate Conversion Price (as defined in the Notes) as of the Subscription Date; (iii) interest on the Notes shall accrue through the first anniversary of the Subscription Date and shall be converted in shares of Common Stock at a conversion price equal to the Event of Default Alternate Conversion Price; and (iv) any such conversion shall not take into account any limitations on the conversion of the Notes as set forth in the Notes) (collectively, the “Required Reserve Amount”). The Conversion Shares, when issued upon conversion of the Notes, shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Notes is exempt from registration under the Securities Act.

(e) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation of the Conversion Shares) do not and shall not (i) result in a violation of any provision of the Charter or Bylaws, (ii) result in a breach or violation of any of the terms or provisions of, constitute a default (or an event which, with notice or lapse of time or both, would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, (iii) create or impose a Lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including federal and state securities laws and regulations and the listing rules of The Nasdaq Capital Market (the “Trading Market”), except, in the case of clauses (ii), (iii) and (iv), for such breaches, violations, conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(f) Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity (as defined below) or any regulatory or self-regulatory agency (other than (i) the filing with the SEC of one or more registration statements relating to the Securities in accordance with the requirements of the Registration Rights Agreement, (ii) the filing of a Form D with the SEC, and (iii) any other filings as may be required by any state securities agencies) or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or shall be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Trading Market and has no Knowledge of any facts or circumstances which might lead to delisting or suspension of the Common Stock. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(g) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s-length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company or any of the Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries, or (iii) to its Knowledge, a “beneficial owner” of more than ten percent (10%) of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)). The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or any of the Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(h) No General Solicitation; Placement Agent Fees. Neither the Company, nor any of its Subsidiaries or Affiliates (as defined in the Notes), nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Joseph Gunnar & Co LLC, as placement agent (the “Placement Agent”). The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities. Other than the Placement Agent, neither the Company nor any of the Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(a) No Integrated Offering. None of the Company, its Subsidiaries, or any of their respective Affiliates, nor any Person acting on their behalf has, directly or indirectly, sold, offered for sale, or solicited any offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) which shall be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the Securities Act or under any applicable stockholder approval provisions, including, without limitation, under the listing rules of the Trading Market. Except in accordance with the requirements of the Registration Rights Agreement, none of the Company, its Subsidiaries, their Affiliates, nor any Person acting on their behalf shall take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(b) Dilutive Effect. The Company understands and acknowledges that the issuance of Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that the number of Conversion Shares shall increase in certain circumstances as described in the Notes, and that the Company has an unconditional and absolute obligation to issue the Conversion Shares in accordance with the terms of this Agreement and the Notes, without any right of set off, counterclaim, delay, or reduction, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company, and regardless of any claim the Company may have against any Buyer.

(c) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Charter, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of the Subsidiaries.

(d) SEC Documents; Financial Statements.

(i) Since the date on which the Company filed its most recent Annual Report on Form 10-K (the “Last Annual Report”) with the SEC, the Company has timely filed all SEC Documents required to be filed with or furnished to the SEC by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the SEC under Section 13(a) or Section 15(d) of the Exchange Act (all of the foregoing filed prior to the applicable Closing Date and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of the applicable Closing Date, no Subsidiary is required to file or furnish any report, schedule, registration, form, statement, information or other document with the SEC. As of its filing date, each SEC Document filed with or furnished to the SEC complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the applicable Closing Date, on the date of such amended or superseded filing), such SEC Document did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each SEC Document to be filed with or furnished to the SEC after the applicable Closing Date, when such document is filed with or furnished to the SEC and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments received by the Company from the SEC. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(ii) The consolidated financial statements of the Company included or incorporated by reference in the SEC Documents filed with or furnished to the SEC, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the consolidated Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and the consolidated Subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which shall not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (A) for such adjustments to accounting standards and practices as are noted therein and (B) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The pro forma financial statements or data included or incorporated by reference in the SEC Documents filed with or furnished to the SEC comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data with respect to the Company and Subsidiaries contained or incorporated by reference in the SEC Documents filed with or furnished to the SEC, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents filed with or furnished to the SEC that are not included or incorporated by reference as required. The Company do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not described in the SEC Documents that are required to be described or incorporated by reference in the SEC Documents. All disclosures contained in the SEC Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the applicable Closing Date and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. The Company is not currently contemplating to amend or restate any of the financial statements included in the SEC Documents (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any such financial statements, in each case, in order for any of such financials statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the financial statements included in the SEC Documents or that there is any need for the Company to amend or restate any such financial statements.

(iii) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Company assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Since the date on which the Company filed the Last Annual Report with the SEC, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and the Subsidiaries that have materially adversely affected, or is reasonably likely to materially adversely affect, the internal control over financial reporting of the Company and the Subsidiaries.

(iv) The Company has timely filed with the SEC and made available via EDGAR all certifications and statements required by (a) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (b) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002 (“SOXA”)) with respect to all relevant SEC Documents. The Company and each Subsidiary is in compliance in all material respects with the provisions of SOXA applicable to it as of the applicable Closing Date. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and the Subsidiaries is made known on a timely basis to the individuals responsible for the timely and accurate preparation of the SEC Documents and other public disclosure documents.

(v) GBQ Partners LLC, whose report on the consolidated balance sheets of the Company as of December 31, 2024 and 2023, the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes, is filed with the SEC as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s Knowledge, GBQ Partners LLC is not in violation of the auditor independence requirements of SOXA with respect to the Company.

(vi) There is, and during the last twelve (12)-months there has been, no failure on the part of the Company or, to the Knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of SOXA and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of SOXA with respect to all periodic reports required to be filed by it with the SEC during the last twelve (12)-months. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Exchange Act Rules 13a-15 and 15d-15.

(e) Subsidiaries. The SEC Documents identify each Subsidiary other than those that may be omitted pursuant to Item 601 of Regulation S-K. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary, except as described or incorporate by reference in, or contemplated by, the SEC Documents, or as would not reasonably be expected to have a Material Adverse Effect.

(f) No Material Adverse Effect. Except as otherwise disclosed or incorporated by reference in the SEC Documents, since December 31, 2023: (i) the Company has not experienced or suffered any Material Adverse Effect, and there exists no current state of facts, condition or event which would have a Material Adverse Effect; (ii) there has not occurred any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that disclosed or incorporated by reference in the SEC Documents; (iii) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iv) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company.

(g) No Undisclosed Liabilities, Events, or Circumstances. Neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed or incorporated by reference in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since December 31, 2023 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws in the SEC Documents, which has not been disclosed or incorporated by reference in the SEC Documents, or (ii) would reasonably be expected to have a Material Adverse Effect.

(h) Indebtedness. Schedule 3(q) attached hereto sets forth all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean: (i) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (ii) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of $500,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (iii) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3(q), there is no existing or continuing default or event of default in respect of any Indebtedness of the Company or any of the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy Law or law for the relief of debtors, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy Law or any law for the relief of debtors. Upon the sale and purchase of the Notes, the Company is financially solvent and is generally able to pay its debts as they become due.

(i) Title to Assets. The Company and each of the Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by such entity which is material to the business of the Company, in each case free and clear of all Liens, encumbrances and defects except such as are described or incorporated by reference in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and buildings held under lease by the Company or a Subsidiary are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and such Subsidiaries, in each case, except as described or incorporated by reference in the SEC Documents.

(j) Actions Pending. There are no Actions (as defined below) pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or their respective assets or properties (i) other than Actions accurately described in the SEC Documents and proceedings that would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement, or (ii) that are required to be described in the SEC Documents and are not so described. There are no statutes, regulations, contracts or other documents that are required to be described in the SEC Documents, or to be filed as exhibits to the SEC Documents, that are not so described or filed. “Action” means any action, lawsuit, complaint, claim, petition, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceedings or investigation, by or before any Governmental Entity.

(k) Compliance with Law. The business of the Company and each Subsidiary has been and is presently being conducted in compliance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except as set forth in the SEC Documents and except for such non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation of any Governmental Entity applicable to the Company or any of the Subsidiaries, and neither the Company nor any of the Subsidiaries shall conduct its business in violation of any of the foregoing, except in all cases for any such violations which could not, individually or in the aggregate, have a Material Adverse Effect.

(l) Certain Fees. Except as described in the SEC Documents, no brokers, finders or financial advisory fees or commissions is or shall be payable by the Company or any Subsidiary (or any of their respective Affiliates) with respect to the transactions contemplated by the Transaction Documents. Except as described in the SEC Documents, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, the Buyer or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by the Transaction Documents, or, to the Company’s Knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or Affiliates that may affect the Financial Industry Regulatory Authority’s (“FINRA”) determination of the amount of compensation to be received by any FINRA member or person associated with any FINRA member in connection with the transactions contemplated by this Agreement. Except as described in the SEC Documents, no “items of value” (within the meaning of FINRA Rule 5110) have been received, and no arrangements have been entered into for the future receipt of any items of value, from the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or Affiliates by any FINRA member or person associated with any FINRA member, during the period commencing 180 days immediately preceding the Subscription Date and ending on the date this Agreement is terminated in accordance with the terms hereof, that may affect the FINRA’s determination of the amount of compensation to be received by any FINRA member or person associated with any FINRA member in connection with the transactions contemplated by the Transaction Documents.

(m) Operation of Business.

(i) The Company and the Subsidiaries possess or have obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign Governmental Entity that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as currently conducted, as described in the SEC Documents (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit shall not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, have a Material Adverse Effect. This Section 3(v) does not relate to environmental matters, such items being the subject of Section 3(w).

(ii) Except as described in the SEC Documents, the Company and the Subsidiaries own or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), trade names, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as currently conducted, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. There are no pending, or to the Company’s Knowledge, threatened judicial proceedings or interference proceedings challenging the Company’s or any of the Subsidiaries’ rights in or to or the validity of the scope of any of the Company’s or the Subsidiaries’ Intellectual Property. No other Person has any right or claim in any of the Company’s or any of the Subsidiaries’ Intellectual Property by virtue of any contract, license or other agreement entered into between such Person and the Company or any of the Subsidiaries or by any non-contractual obligation, other than by written licenses granted by the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries has received any written notice of any claim challenging the rights of the Company or any of the Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or any of the Subsidiaries, which claim, if the subject of an unfavorable decision, would result in a Material Adverse Effect.

(n) Environmental Compliance. The Company and the Subsidiaries: (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the SEC Documents; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(o) Material Agreements. Except as set forth in the SEC Documents, neither the Company nor any Subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required pursuant to the Securities Act or the Exchange Act to be filed with the SEC as an exhibit to an Annual Report on Form 10-K (collectively, “Material Agreements”). Each of the Material Agreements described in the SEC Documents filed with or furnished to the SEC conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in the SEC Documents, the Company and each of the Subsidiaries have performed in all material respects all the obligations then required to be performed by them under the Material Agreements, have received no notice of default or an event of default by the Company or any of the Subsidiaries thereunder and are not aware of any basis for the assertion thereof, and neither the Company or any of the Subsidiaries nor, to the Knowledge of the Company, any other contracting party thereto are in default under any Material Agreement now in effect, the result of which would have a Material Adverse Effect. Except as set forth in the SEC Documents, each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and/or any of the Subsidiaries and, to the Knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(p) Transactions with Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the Knowledge of the Company, none of the Company’s stockholders, the officers or directors of any stockholder of the Company, or any family member or Affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(q) Employees; Labor Laws. No material labor dispute with the employees of the Company exists, except as set forth in the SEC Documents, or, to the Knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(r) Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by this Agreement and the application of the proceeds from the sale of the Securities pursuant to the Transaction Documents, shall not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(s) ERISA. To the Knowledge of the Company: (i) each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered, or contributed to by the Company or any of its Subsidiaries (other than a Multiemployer Plan, within the meaning of Section 3(37) of ERISA) for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules, and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred respecting any such plan (excluding transactions effected pursuant to a statutory or administrative exemption); and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) equals or exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, other than, in the case of (i), (ii), and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

(t) Taxes. The Company and each of its Subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the applicable Closing Date or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which have had a Material Adverse Effect, nor does the Company have any notice or Knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or any of its Subsidiaries and which would reasonably be expected to have a Material Adverse Effect.

(u) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. The Company has no reason to believe that it shall not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(v) U.S. Real Property Holding Corporation. Neither the Company nor any of the Subsidiaries is, and so long as any of the Securities are held by the Buyer shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code.

(w) Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not received notice from the Trading Market to the effect that the Company is not in compliance with any listing or maintenance requirement of the Trading Market. The Company is currently in compliance with all such listing and maintenance requirements. The Common Stock is eligible for participation in The Depository Trust Company (“DTC”) book entry system and has shares on deposit at DTC for transfer electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated.

(x) No Unlawful Payments. Neither the Company nor any of the Subsidiaries, nor any director or officer, nor, to the Knowledge of the Company, any employee, agent, representative or Affiliate of the Company or any Subsidiary, has taken within the past five (5) years any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage (to the extent acting on behalf of or providing services to the Company). The Company and the Subsidiaries have conducted their businesses within the past five (5) years in compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.K. Bribery Act 2010 and other applicable anti-corruption, anti-money laundering and anti-bribery laws, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(y) Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times within the past five (5) years in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, 18 U.S.C. Sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, of jurisdictions where the Company or any Subsidiary conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or Governmental Entity, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best Knowledge of the Company, threatened.

(z) OFAC. Neither the Company nor any of the Subsidiaries, nor any director, officer, or employee thereof, nor, to the Company’s Knowledge, any agent, Affiliate or representative of the Company, is a Person that is, or is owned or controlled by a Person that is: (i) the subject of any sanctions administered or enforced by the United States Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria). Neither the Company nor any of the Subsidiaries shall, directly or indirectly, use the proceeds from the sale of the Notes under this Agreement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or (b) in any other manner that shall result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). During the past five (5) years, neither the Company nor any of the Subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(aa) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of the Subsidiaries, other than with respect to the transactions contemplated by this Agreement. The Company understands and confirms that the Buyer shall rely on the foregoing representations in effecting resales of the Securities under the Registration Statement (as defined in the Registration Rights Agreement). All disclosure provided to the Buyer regarding the Company and the Subsidiaries, their businesses and the transactions contemplated by this Agreement (including, without limitation, the representations and warranties of the Company contained in this Section 3) furnished in writing by or on behalf of the Company or any of the Subsidiaries for purposes of or in connection with the transactions contemplated by this Agreement (other than forward-looking information and projections and information of a general economic nature and general information about the Company’s industry), taken together, is true and correct in all material respects on the date on which such information is dated or certified, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at such time. Each press release issued by the Company or any Subsidiary during the preceding twelve (12) months did not, at the time of release, contain any misstatement of material fact.

(bb) Bank Holding Company Act. Neither the Company nor any of the Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of the Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of the Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(cc) IT Systems. To the Knowledge of Company, (i)(A) there has been no security breach or other compromise of any of the Company’s or the Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”), and (B) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to the IT Systems and Data, except as would not, in the case of this clause (i), individually or in the aggregate, have a Material Adverse Effect; (ii) the Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or Governmental Entity, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company has implemented backup and disaster recovery technology consistent with industry standards and practices.

(dd) Compliance with Data Privacy Laws. The Company and the Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation the European Union General Data Protection Regulation (EU 2016/679) and the California Consumer Privacy Act of 2018 (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and each Subsidiary has in place, complies with, and takes appropriate steps to ensure compliance in all material respects with its policies and procedures relating to data privacy and security and the collection, storage, use, processing, disclosure, handling, and analysis of personal data and confidential data (the “Policies”). The Company and each Subsidiary has at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any of its Policies have been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and the Company has no Knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ee) Stock Option Plans. Each stock Option granted by the Company was granted (a) in accordance with the terms of the applicable stock Option plan of the Company and (b) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock Option would be considered granted under GAAP and applicable law. No stock Option granted under the Company’s stock Option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock Options prior to, or otherwise knowingly coordinate the grant of stock Options with, the release or other public announcement of material information regarding the Company or the Subsidiaries or their financial results or prospects.

(ff) Manipulation of Price. Neither the Company nor any of its officers, directors or Affiliates has, and, to the Knowledge of the Company, no Person acting on their behalf has, (a) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities, or (b) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities. Neither the Company nor any of its officers, directors or Affiliates shall during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf shall during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

(gg) Disclosure. The Company confirms that neither it nor, to its Knowledge, any Person acting on its behalf, has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of the Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company and the Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of the Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the Subscription Date by or on behalf of the Company or any of the Subsidiaries to the Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, shall be true and correct in all material respects as of the date on which such information is so provided and shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of the Subsidiaries during the preceding twelve (12) months did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of the Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company, but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of the Subsidiaries and made available to the Buyer have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to the Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results).

(hh) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyer a copy of any disclosures provided thereunder.

(ii) Other Covered Persons. The Company is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of the Buyer or other potential purchasers in connection with the sale of the Securities.

(jj) Ranking of Notes. No Indebtedness of the Company shall be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(kk) Acknowledgement Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, the Buyer has not been asked by the Company or any of the Subsidiaries to agree, nor has the Buyer agreed with the Company or any of the Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) the Buyer, and counterparties in “derivative” transactions to which the Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to the Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) the Buyer shall not be deemed to have any affiliation with or control over any arm’s-length counterparty in any “derivative” transaction; and (iv) the Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release and/or, the 8-K Filing (as defined below), as applicable, the Buyer may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any other Transaction Document, or any of the documents executed in connection herewith or therewith.

4.	COVENANTS.

(a) Best Efforts. The Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b) Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before each applicable Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at such Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the applicable Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “blue sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(c) Reporting Status. Until the date on which the Buyer shall have sold all of the Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. From the time Form S-3 is available to the Company for the registration of the Securities, the Company shall take all actions necessary to maintain its eligibility to register the Securities for resale by the Buyer on Form S-3.

(d) Use of Proceeds. The Company shall use the proceeds from the sale of the Securities in connection with acquisition costs and fees, and costs and fees associated with this sale of the Securities, ,with any remaining proceeds to be available for other working capital and general corporate purposes.

(e) Financial Information. The Company agrees to send the following to the Buyer during the Reporting Period: (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, shareholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, email copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(f) Listing. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Trading Market, the New York Stock Exchange, the NYSE American, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of the Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g) Fees. The Company shall reimburse the Buyer for all of the costs and expenses incurred by it or its affiliates in connection with the preparation, structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all reasonable legal fees of Stradling Yocca Carlson & Rauth LLP (“Stradling”), counsel to the Buyer, which shall not exceed $75,000, any other reasonable and documented fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents, and due diligence and regulatory filings in connection therewith) (collectively, the “Transaction Expenses”), the sum of which shall be withheld by the Buyer from any payment of a Purchase Price, less any amount previously paid by the Company to the Buyer for Transaction Expenses; provided, that the Company shall promptly reimburse Stradling on demand for all Transaction Expenses not so reimbursed through such withholding at a Closing. The Company shall be responsible for the payment of any placement agent fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by the Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to the Placement Agent, who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Notes to the Buyer.

(h) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement but pursuant to and in compliance with the Securities Act and the applicable laws, the Company acknowledges and agrees that the Securities may be pledged by the Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. Any pledge of the Securities shall not be deemed to be a transfer, sale or assignment of the Securities, and the Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that the Buyer and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of the Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Buyer.

(i) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction. The Company shall, on or before 9:30 a.m., New York time, on the first (1st) Business Day after the Subscription Date, issue a press release (the “Press Release”) reasonably acceptable to the Buyer disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 9:30 a.m., New York time, on the first (1st) Business Day after the Subscription Date, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents, including, without limitation, this Agreement, the form of Note, the form of the Registration Rights Agreement, and the form of the Securities Agreement (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyer by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of the Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of its affiliates, on the other hand, shall terminate.

(ii) Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Buyer with any material, non-public information regarding the Company or any of the Subsidiaries from and after the Subscription Date without the express prior written consent of the Buyer (which may be granted or withheld in the Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(o) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Buyer), in addition to any other remedy provided herein or in the Transaction Documents, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to the Buyer without the Buyer’s consent, the Company hereby covenants and agrees that the Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, the Subsidiaries nor the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (B) as is required by applicable law and regulations (provided that in the case of clause (A) the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Buyer (which may be granted or withheld in the Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Buyer shall not have (unless expressly agreed to by the Buyer after the Subscription Date in a written definitive and binding agreement executed by the Company and the Buyer) any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of the Subsidiaries.

(iii) Other Confidential Information. Disclosure Failures; Disclosure Delay Payments. In addition to other remedies set forth in this Section 4(i), and without limiting anything set forth in any other Transaction Document, at any time after the Subscription Date, if the Company, any of the Subsidiaries, or any of their respective officers, directors, employees or agents, provides the Buyer with material non-public information relating to the Company or any of the Subsidiaries (each, the “Confidential Information”), the Company shall, on or prior to the applicable Required Disclosure Date (as defined below), publicly disclose such Confidential Information on a Current Report on Form 8-K or otherwise (each, a “Disclosure”). From and after such Disclosure, the Company shall have disclosed all Confidential Information provided to the Buyer by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon such Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of the Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of its affiliates, on the other hand, shall terminate. In the event that the Company fails to effect such Disclosure on or prior to the Required Disclosure Date and the Buyer shall have possessed Confidential Information for at least ten (10) consecutive Trading Days (as defined in the Notes) (each, a “Disclosure Failure”), then, as partial relief for the damages to the Buyer by reason of any such delay in, or reduction of, its ability to buy or sell shares of Common Stock after such Required Disclosure Date (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Buyer an amount in cash equal to the greater of (I) one-half percent (0.5%) of the aggregate Purchase Price and (II) the applicable Disclosure Restitution Amount (as defined below), on each of the following dates (each, a “Disclosure Delay Payment Date”): (i) on the date of such Disclosure Failure, and (ii) on every thirty (30) day anniversary such Disclosure Failure until the earlier of (x) the date such Disclosure Failure is cured and (y) such time as all such non-public information provided to the Buyer shall cease to be Confidential Information (as evidenced by a certificate, duly executed by an authorized officer of the Company to the foregoing effect) (such earlier date, as applicable, a “Disclosure Cure Date”); provided that the Company shall not be liable for any payments pursuant to the foregoing in excess of six percent (6.0%) of the aggregate Purchase Price. Following the initial Disclosure Delay Payment for any particular Disclosure Failure, without limiting the foregoing, if a Disclosure Cure Date occurs prior to any thirty (30) day anniversary of such Disclosure Failure, then such Disclosure Delay Payment (prorated for such partial month) shall be made on the second (2nd) Business Day after such Disclosure Cure Date. The payments to which the Buyer shall be entitled pursuant to this Section 4(i)(iii) are referred to herein as “Disclosure Delay Payments.” In the event the Company fails to make Disclosure Delay Payments in a timely manner in accordance with the foregoing, such Disclosure Delay Payments shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full.

(iv) For the purpose of this Agreement the following definitions shall apply:

“Disclosure Failure Market Price” means, as of any Disclosure Delay Payment Date, the price computed as the quotient of (1) the sum of the five (5) highest VWAPs (as defined in the Notes) of the Common Stock during the applicable Disclosure Restitution Period (as defined below), divided by (2) five (5) (such period, the “Disclosure Failure Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Disclosure Failure Measuring Period.

“Disclosure Restitution Amount” means, as of any Disclosure Delay Payment Date, the product of (1) difference of (x) the Disclosure Failure Market Price less (y) the lowest purchase price, per share of Common Stock, of any Common Stock issued or issuable to the Buyer pursuant to this Agreement or any other Transaction Documents, multiplied by (2) ten percent (10%) of the aggregate daily dollar trading volume (as reported on Bloomberg (as defined in the Notes)) of the Common Stock on the Trading Market for each Trading Day either (x) with respect to the initial Disclosure Delay Payment Date, during the period commencing on the applicable Required Disclosure Date through and including the Trading Day immediately prior to the initial Disclosure Delay Payment Date or (y) with respect to each other Disclosure Delay Payment Date, during the period commencing the immediately preceding Disclosure Delay Payment Date through and including the Trading Day immediately prior to such applicable Disclosure Delay Payment Date (such applicable period, the “Disclosure Restitution Period”).

“Required Disclosure Date” means (1) if the Buyer authorized the delivery of such Confidential Information, either (x) if the Company and the Buyer have mutually agreed upon a date (as evidenced by an email or other writing) of Disclosure of such Confidential Information, such agreed upon date or (y) otherwise, the seventh (7th) calendar day after the date the Buyer first received any Confidential Information, or (2) if the Buyer did not authorize the delivery of such Confidential Information, the first (1st) Business Day after the Buyer’s receipt of such Confidential Information.

(j) Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use, the Company shall not file a registration statement or an offering statement under the Securities Act relating to securities that are not the Registrable Securities (other than a registration statement already filed and pending with the Commission, or a registration statement on Form S-8, or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the Subscription Date (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement (as defined below)). “Applicable Date” means the earlier of: (i) the first date on which the resale by the Buyer of all the Registrable Securities required to be filed on the initial Registration Statement pursuant to the Registration Rights Agreement is declared effective by the SEC (and each prospectus contained therein is available for use on such date); or (ii) the first date on which all of the Registrable Securities are eligible to be resold by the Buyer pursuant to Rule 144.

(k) Additional Issuance of Securities. So long as the Notes are outstanding, the Company shall not, without the prior written consent of the Required Holders (as defined below), issue any Notes (other than to the Buyer as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes. Unless otherwise agreed upon in writing by the Required Holders, for the period commencing on the Subscription Date and ending on the date immediately following the ninetieth (90th) Trading Day after the Applicable Date (provided that such period shall be extended by the number of calendar days during such period and any extension thereof contemplated by this proviso on which any Registration Statement is not effective or any prospectus contained therein is not available for use) (the “Restricted Period”), the Company shall not directly or indirectly issue, offer, sell, grant any Option or right to purchase, or otherwise dispose of, or announce any issuance, offer, sale, grant of any Option or right to purchase, or other disposition of, any equity security or any equity-linked or related security, including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any stock or other security (other than Options) that is, at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (collectively, “Convertible Securities”), any debt, any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement, whether occurring during the Restricted Period or at any time thereafter, but in any event excluding the Permitted Equity Line (as defined below) and the Permitted ATM (as defined below), is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(k) shall not apply in respect of the issuance of (i) shares of Common Stock or Options to purchase Common Stock to directors, officers or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such Options) after the Subscription Date pursuant to this clause do not, in the aggregate, exceed ten percent (10%) of the Common Stock issued and outstanding immediately prior to the Subscription Date, and (B) the exercise price of any such Options is not lowered, none of such Options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Options are otherwise materially changed in any manner that adversely affects the Buyer; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion, exercise, or other method of issuance (as the case may be) of any such Convertible Security or Option is made solely pursuant to the conversion, exercise, or other method of issuance (as the case may be) provisions of such Convertible Security or Option that were in effect on the date immediately prior to the Subscription Date, the conversion, exercise, or issuance price of any such Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder, and none of the terms or conditions of any such Convertible Securities or Options (other than Options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects the Buyer; (iii) the Conversion Shares; (iv) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations, or strategic transactions approved by the Company’s board of directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations, or strategic transactions can have a Variable Rate Transaction (as defined below) component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (v) any issuances or sales of Common Stock made on or following the Subscription Date pursuant to an agreement for an “at-the-market offering” or other continuous or similar offering of Common Stock, whereby the Company may sell Common Stock at a future determined price, provided that any issuance of shares of Common Stock thereunder shall be prohibited on and following a VWAP Purchase Exercise Date (as defined in the ELOC Purchase Agreement) in respect of a VWAP Purchase (as defined in the ELOC Purchase Agreement) until all conditions required to occur on or before the VWAP Purchase Date (as defined in the ELOC Purchase Agreement) in respect of such VWAP Purchase shall be satisfied pursuant to Section 3.2 of the ELOC Purchase Agreement (a “Permitted ATM”); and (vi) any issuances or sales of Common Stock made on or following the Subscription Date pursuant to the terms of that certain Common Stock Purchase Agreement dated May 14, 2025, by and between the Company and Tumim Stone Capital, LLC, as such agreement may be modified, amended or supplemented from time-to-time (such agreement, the “ELOC Purchase Agreement” and the transactions contemplated thereby, the “Permitted Equity Line”) (each of the foregoing in clauses (i) through (vi), collectively the “Excluded Securities”). “Approved Stock Plan” means any stock incentive plan or other employee benefit plan which has been approved by the board of directors of the Company prior or subsequent to the Subscription Date, which provides for the grant of equity awards to any employee, officer or director for services provided to the Company in their capacity as such. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (A) issues or sells any Convertible Securities or Options either (1) at a conversion, exercise, or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities or Options, or (2) with a conversion, exercise, or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or Options or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary anti-dilution provision, or (B) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than and customary “preemptive” or “participation” rights). The Buyer shall be entitled to obtain injunctive relief against the Company and the Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(l) Reservation of Shares. During the period beginning on the Subscription Date and ending on the later of (i) the Additional Closing Expiration Date, and (ii) such time that no Note issued hereunder remains outstanding (such period, the “Offering Period”), the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the Required Reserve Amount; provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(l) be reduced other than proportionally in connection with any conversion and/or redemption of the Notes. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company shall promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, soliciting the written consent or calling a special meeting of the stockholders of the Company to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares to ensure that the number of authorized shares of Common Stock is sufficient to meet the Required Reserve Amount.

(m) Conduct of Business. The business of the Company and the Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(n) Variable Securities. During the Offering Period, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to affect any Subsequent Placement involving a Variable Rate Transaction, provided that this restriction shall not apply to the Permitted Equity Line or the Permitted ATM.

(o) Participation Right. At any time on or prior to the first (1st) anniversary of the most recent Closing Date, the Company shall not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o).

(i) At least three (3) Trading Days prior to any proposed or intended Subsequent Placement, the Company shall deliver to the Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Buyer is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing the Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of the Buyer within one (1) Trading Day after the Company’s delivery to the Buyer of such Pre-Notice, and only upon a written request by the Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with the Buyer in accordance with the terms of the Offer the Buyer’s pro rata portion of twenty percent (20%) of the Offered Securities (the “Basic Amount”).

(ii) To accept an Offer, in whole or in part, the Buyer must deliver a written notice to the Company prior to the end of the first (1st) Business Day after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Basic Amount that the Buyer elects to purchase (the “Notice of Acceptance”). Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyer a new Offer Notice and the Offer Period shall expire on the first (1st) Business Day after the Buyer’s receipt of such new Offer Notice.

(iii) The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)), then the Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Buyer elected to purchase pursuant to Section 4(o)(ii), multiplied by a fraction (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to the Buyer pursuant to this Section 4(o) prior to such reduction), and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyer in accordance with Section 4(o)(i).

(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyer shall acquire from the Company, and the Company shall issue to the Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(o)(iv) if the Buyer has so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyer and its counsel.

(vi) Any Offered Securities not acquired by the Buyer or other Persons in accordance with this Section 4(o) may not be issued, sold or exchanged until they are again offered to the Buyer under the procedures specified in this Agreement.

(vii) The Company and the Buyer agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby the Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

(viii) Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by the Buyer, the Company shall either confirm in writing to the Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that the Buyer will not be in possession of any material, non-public information, by the fifth (5th) Business Day following delivery of the Offer Notice. If by such fifth (5th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyer, such transaction shall be deemed to have been abandoned and the Buyer shall not be in possession of any material, non-public information with respect to the Company or any of the Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide the Buyer with another Offer Notice and the Buyer shall again have the right of participation set forth in this Section 4(o). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyer in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(o)(ii).

(ix) The restrictions contained in this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities.

(p) Dilutive Issuances. During the Offering Period, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Notes any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Trading Market.

(q) Passive Foreign Investment Company. The Company shall conduct its business, and shall cause the Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(r) Restriction on Redemption and Cash Dividends. During the Offering Period, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyer.

(s) Corporate Existence. During the Offering Period, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.

(t) Stock Splits. Until the Notes and all Conversion Shares issued pursuant to the terms thereof are no longer outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Required Holders, unless the same is essential to maintain Company’s listing of its Common Stock on the Trading Market(s).

(u) Conversion Procedures. The form of Conversion Notice (as defined in the Notes) included in the Notes sets forth the totality of the procedures required of the Buyer in order to convert or exercise the Notes. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyer to convert or exercise its Notes. The Company shall honor conversions or exercises of the Notes and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Notes.

(v) Regulation M. The Company shall not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.

(w) General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any Person acting on behalf of the Company or such affiliate shall solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(x) Integration. None of the Company, the Subsidiaries, or any of their respective Affiliates, nor any Person acting on their behalf shall sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which shall be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the Securities Act or require stockholder approval under the rules and regulations of the Trading Market and the Company shall take all action that is appropriate or necessary to assure that its offerings of other securities shall not be integrated for purposes of the Securities Act or the rules and regulations of the Trading Market, with the issuance of Securities contemplated hereby.

(y) Notice of Disqualification Events. The Company shall notify the Buyer in writing, prior to the Closing Date of: (i) any Disqualification Event relating to any Issuer Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(z) Compliance with Rules of Trading Market.

(i) Exchange Cap. Subject to Section 4(z)(ii), the Company shall not issue or sell any shares of Common Stock to the Buyer upon conversion of any Note if, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 1,093,195 (such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Subscription Date), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market (such maximum number of shares, the “Exchange Cap” and such limitation on the Company’s issuance of shares to the Buyer, the “Exchange Cap Limitation”).

(ii) Stockholder Approval. On or prior to the Subscription Date, the Company shall obtain the written consent of a majority of its stockholders to approve a waiver of the Exchange Cap and, if needed, an increase in the authorized number of shares of Common Stock to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount (the “Stockholder Consent”), the approval of which shall be effective as soon as practicable after the Subscription Date, but in any event no later than forty-five (45) days thereafter (the effectiveness of the approval of all such proposals, the “Stockholder Approval”). In connection with the solicitation of the Stockholder Approval, the Company shall provide each stockholder of the Company with an information statement in compliance with applicable SEC rules and regulations and shall use its best efforts to solicit the Stockholder Approval and to cause its board of directors to recommend to the Company’s stockholders that they approve such proposal(s). In the event the Company is prohibited from issuing shares of Common Stock pursuant to the conversion of the Notes due to the Exchange Cap Limitation and the Company fails to obtain Stockholder Approval as required by this Section 4(z)(ii), then, in lieu of issuing and delivering to the Buyer seeking to exchange or convert its Notes such number of shares of Common Stock that is determined to be unavailable for issuance upon the conversion or exercise of Notes (the “Exchange Cap Excess Shares”), the Company shall pay cash to the Buyer the sum of (x) the product of (A) such number of Exchange Cap Excess Shares and (B) the greatest Closing Sale Price (as defined in the Notes) of the Common Stock on any Trading Day during the period commencing on the date the Buyer delivers the applicable Redemption Notice (as defined in the Notes) with respect to such Exchange Cap Shares to the Company and ending on the date of such payment under this paragraph and (y) to the extent the Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Buyer of Exchange Cap Excess Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Buyer incurred in connection therewith. For the avoidance of doubt, if the Company is required to and fails to obtain Stockholder Approval, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement.

(iv) At-Market Transaction. Notwithstanding Section 4(z)(i) and (ii) above, the Exchange Cap Limitation shall not apply for any purposes of this Agreement and the transactions contemplated hereby to the extent that (and only for so long as) the Average Price (as defined below) shall equal or exceed the Minimum Price (as defined below) (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless Stockholder Approval is obtained). “Average Price” means a price per share of Common Stock (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (A) the aggregate gross purchase price paid by the Buyer for the Notes purchased pursuant to this Agreement, by (B) the aggregate number of Conversion Shares issued pursuant to this Agreement. “Minimum Price” means $1.560 representing the lower of (1) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the Trading Day immediately prior to the Subscription Date, or (2) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Subscription Date (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the Subscription Date).

(v) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (A) violation of the Securities Act or (B) breach of the rules of the Trading Market. The provisions of this Section 4(v) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4(v) only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market. The limitations contained in this Section 4(v) may not be waived by the Company or the Buyer.

(aa) Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company shall deliver, or cause to be delivered, to the Buyer and Stradling a complete closing set of the Transaction Documents executed and delivered at such Closing, the Securities and any other document required to be delivered to any Party pursuant to Section 7 hereof or otherwise.

(bb) No Defenses. The Company has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Buyer, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. The Company hereby acknowledges and agrees that the execution of this Agreement by the Buyer shall not constitute an acknowledgment of or admission by the Buyer of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person and the number of Conversion Shares issuable pursuant to the terms of the Notes. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to the Buyer (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Buyer or its nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion or exercise of the Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, shall be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to the Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d). The Company acknowledges that a breach by it of its obligations hereunder shall cause irreparable harm to the Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) shall be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent on each Subscription Date (as defined in the Registration Rights Agreement). Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c) Legends. The Buyer understands that the Securities have been issued (or shall be issued in the case of the Conversion Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Buyer provides the Company with an opinion of counsel to the Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Buyer delivers such legended certificate representing such Securities to the Company) following the delivery by the Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Buyer as may be required above in this Section 5(d), as directed by the Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designee’s balance account with DTC through its DWAC system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to the Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Buyer or its designee (the date by which such credit is so required to be made to the balance account of the Buyer or its designee with DTC or such certificate is required to be delivered to the Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date,” and the date such shares of Common Stock are actually delivered without restrictive legend to the Buyer or the Buyer’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(e) Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Buyer (or its designee) by the Required Delivery Date, either (i) if the Transfer Agent is not participating in FAST, a certificate for the number of Conversion Shares to which the Buyer is entitled and register such Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Buyer or the Buyer’s designee with DTC for such number of Conversion Shares submitted for legend removal by the Buyer pursuant to Section 5(d) above, or (ii) if the Registration Statement covering the resale of the Conversion Shares submitted for legend removal by the Buyer pursuant to Section 5(d) above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Company fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement, to notify the Buyer and deliver the Conversion Shares electronically without any restrictive legend by crediting such aggregate number of Conversion Shares submitted for legend removal by the Buyer pursuant to Section 5(d) above to the Buyer’s or its designee’s balance account with DTC through its DWAC system (the event described in the immediately foregoing clause (ii) is hereinafter referred as a “Notice Failure” and together with the event described in clause (i) above, a “Delivery Failure”), then, in addition to all other remedies available to the Buyer, the Company shall pay in cash to the Buyer on each day after the Share Delivery Date and during such Delivery Failure an amount equal to two percent (2%) of the product of (A) the sum of the number of shares of Common Stock not issued to the Buyer on or prior to the Required Delivery Date and to which the Buyer is entitled, and (B) any trading price of the Common Stock selected by the Buyer in writing as in effect at any time during the period beginning on the date of the delivery by the Buyer to the Company of the applicable Conversion Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate to the Buyer and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of the Buyer or the Buyer’s designee with DTC for the number of shares of Common Stock to which the Buyer submitted for legend removal by the Buyer pursuant to Section 5(d) above (ii) below or (II) a Notice Failure occurs, and if on or after such Trading Day the Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Buyer of shares of Common Stock submitted for legend removal by the Buyer pursuant to Section 5(d) above that the Buyer is entitled to receive from the Company (a “Buy-In”), then the Company shall, within one (1) Trading Day after the Buyer’s request and in the Buyer’s discretion, either (i) pay cash to the Buyer in an amount equal to the Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Buyer’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Buyer a certificate or certificates or credit the balance account of the Buyer or the Buyer’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Conversion Shares that the Company was required to deliver to the Buyer by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Buyer to the Company of the applicable Conversion Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 5(e) shall not apply to the Buyer the extent the Company has already paid such amounts in full to the Buyer with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Note held by the Buyer.

(f) FAST Compliance. During the Offering Period, the Company shall maintain a transfer agent that participates in FAST.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes to the Buyer at a Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a) the Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(b) The Buyer shall have delivered to the Company the Purchase Price for the Note being purchased by the Buyer at such Closing (less any amounts withheld pursuant to Section 4(g)) for the Note being purchased by the Buyer at such Closing, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter related to such Closing.

(c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the applicable Closing Date.

7.	CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to purchase the Notes at a Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to the Buyer each of the Transaction Documents to which it is a party, each of which shall remain in full force and effect as of the applicable Closing Date, and the Company shall have duly executed and delivered to the Buyer the Note to be issued to the Buyer at such Closing in such original principal amount as is set forth opposite the Buyer’s name in column (3) on the Schedule of Buyers with respect to such Closing.

(b) The Buyer shall have received the opinion of Lucosky Brookman LLP, the Company’s counsel, dated as of the applicable Closing Date, in the form acceptable to the Buyer.

(c) The Company shall have delivered to the Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to the Buyer, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent and shall remain in full force and effect as of the applicable Closing Date.

(d) The Company shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Company and each Subsidiary in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the applicable Closing Date.

(e) The Company shall have delivered to the Buyer a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company or any Subsidiary conducts business and is required to so qualify and where failure to so qualify would result in a Material Adverse Effect, in each case, as of a date within ten (10) days of the applicable Closing Date.

(f) The Company shall have delivered to the Buyer a copy of the Charter certified by the Secretary of State (or comparable office) of the Company’s jurisdiction of formation within ten (10) days of the applicable Closing Date.

(g) The Company shall have delivered to the Buyer a certificate, in the form acceptable to the Buyer, executed by the Secretary of the Company and dated as of the applicable Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors, in a form reasonably acceptable to the Buyer, (ii) the Charter; and (iii) the Bylaws, each as in effect on the applicable Closing Date.

(h) Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. The Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the applicable Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer in the form acceptable to the Buyer.

(i) The Company shall have delivered to the Buyer a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the applicable Closing Date as of immediately prior to such Closing.

(j) The Common Stock (i) shall be designated for quotation or listed (as applicable) on the Trading Market, and (ii) shall not have been suspended, as of the applicable Closing Date, by the SEC or the Trading Market from trading on the Trading Market nor shall suspension by the SEC or the Trading Market have been threatened, as of the applicable Closing Date, either (A) in writing by the SEC or the Trading Market, or (B) by falling below the minimum maintenance requirements of the Trading Market.

(k) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the issuance and sale of the Securities, including without limitation, those required by the Trading Market.

(l) The Company shall have obtained and delivered to the Buyer the Stockholder Consent, in the form and substance acceptable to the Buyer.

(m) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(n) Since the Subscription Date, no event or series of events shall have occurred that reasonably would have, or result in, a Material Adverse Effect.

(o) The Company shall have obtained approval of the Trading Market to list or designate for quotation (as the case may be) the Conversion Shares.

(p) The Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of the Buyer and the wire transfer instructions of the Company with respect to such Closing (each, a “Flow of Funds Letter”).

(q) The Company shall have (i) timely filed a listing of additional shares notification with the Trading Market in connection with the issuance of the Securities at such Closing, a copy of which shall be provided to the Buyer promptly upon filing with the Trading Market, and (ii) received no objection from the Trading Market with respect to such notification or the issuance of the Securities and other matters described therein, satisfactory evidence of which determination shall have been provided to the Buyer.

(r) The Company shall have delivered to the Buyer a security agreement in the form attached hereto as Exhibit C (the “Security Agreement”), duly executed by the Chief Executive Officer of the Company.

(s) Solely with respect to an Additional Closing, there shall be no existing or continuing Event of Default (as defined in the Notes), or any event that shall have occurred and be continuing that, with the passage of time and the failure to cure, would be reasonably likely to result in an Event of Default, in each case, as of such Additional Closing Date.

(t) Solely with respect to an Additional Closing, the Company shall have obtained the Stockholder Approval and such approval shall be effective as of such Additional Closing Date.

(u) No bona fide dispute shall exist by and between the Buyer and the Company that is reasonably related to this Agreement or any other Transaction Document, the Securities and/or the transactions contemplated hereby or thereby.

(v) The Company and its Subsidiaries shall have delivered to the Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Buyer or its counsel may reasonably request.

8.	TERMINATION.

In the event that the Initial Closing shall not have occurred within five (5) days of the Subscription Date, then the Buyer shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date without liability of the Buyer to any other Party; provided that the right to terminate this Agreement under this Section 8 shall not be available to the Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Buyer’s breach of this Agreement; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse the Buyer for the expenses described in Section 4(g). Nothing contained in this Section 8 shall be deemed to release any Party from any liability for any breach by such Party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any Party to compel specific performance by any other Party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Buyer or to enforce a judgment or other court ruling in favor of the Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the Parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by the Buyer, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Buyer, or collection by the Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of the Buyer, the Company and the Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to the Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by the Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents, and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between or among the Buyer, the Company, the Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by the Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement and the other Transaction Documents, and the schedules and exhibits attached hereto and thereto, and the instruments referenced herein and therein contain the entire understanding of the Parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements the Buyer has entered into with, or any instruments the Buyer has received from, the Company or any of its Subsidiaries prior to the Subscription Date with respect to any prior investment made by the Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Buyer or any other Person, in any agreement entered into prior to the Subscription Date between or among the Company and/or any of its Subsidiaries and the Buyer, or any instruments the Buyer received from the Company and/or any of its Subsidiaries prior to the Subscription Date, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Buyer and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on the Buyer without the Buyer’s prior written consent (which may be granted or withheld in the Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Buyer and all holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on the Buyer without the Buyer’s prior written consent (which may be granted or withheld in the Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Notes. During the Offering Period, the Company shall not be permitted to receive any consideration from a holder of Notes that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such holder of Notes in a manner that is more favorable than to other similarly situated holders of Notes, as applicable, or (ii) to treat any holder(s) of Notes in a manner that is less favorable than the any other holder of Notes that is paying such consideration; provided, however, that the determination of whether the Buyer has been treated more or less favorably than another holder of Notes shall disregard any securities of the Company purchased or sold by any Buyer. The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for the Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by the Buyer, any of its advisors or any of its representatives shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document, nothing contained in any of the SEC Documents shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) prior to the Initial Closing Date, the Buyer, and (II) on or after the Initial Closing Date, the holders of a majority of the Conversion Shares as of such time (excluding any Conversion Shares held by the Company or any of the Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Notes.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending Party and the sending Party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the Party to receive the same. The addresses, telephone numbers and email addresses for such communications shall be:

If to the Company:

Capstone Holding Corp.

5141 W. 122nd Street

Alsip, Illinois 60803

Attention: Matthew Lipman

Telephone: [_____]

Email: [_____]

With a copy (which shall not constitute notice) to:

Lucosky Brookman

101 Wood Avenue South

Woodbridge, New Jersey 08830

Attention: Seth Brookman, Esq.

Telephone: (732) 395-4400

Email: [_____]

If to the Transfer Agent:

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

Attention: Mike May

Telephone: [_____]

Email: [_____]

If to the Buyer, to its address and email address set forth on the Schedule of Buyers, with a copy of any notice sent to the lead Buyer (which copy shall not constitute notice) to:

Stradling Yocca Carlson & Rauth LLP

660 Newport Center Drive, Suite 1600

Newport Beach, California 92660
Attention: Ryan C. Wilkins, Esq.

Telephone: [_____]

Email: [_____]

or to such other address or email address and/or to the attention of such other Person as the recipient Party has specified by written notice given to each other Party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email containing the time, date, and recipient email address, or (C) provided by an overnight courier service shall be rebuttable evidence of personal service.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including any purchasers of any of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). The Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be the Buyer hereunder with respect to such assigned rights.

(h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i) Survival. The representations, warranties, agreements and covenants shall survive each Closing.

(j) Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification. In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquisition of the Securities thereunder, and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (unless such action is solely based upon a material breach of such Indemnitee’s representations, warranties, or covenants under the Transaction Documents or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by such Indemnitee of state or federal securities laws or any conduct by such Indemnitee which is finally judicially determined to constitute fraud, gross negligence, or willful misconduct) (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by the Buyer pursuant to Section 4(i), or (D) the status of the Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(l) Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the Subscription Date.

(m) Remedies. The Buyer and in the event of assignment by the Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Buyer. The Company therefore agrees that the Buyer shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then the Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

(p) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(A) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that shall give effect to such conversion being made on such date: or

(B) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(B) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(B), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, shall produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

[Signature pages follow.]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the Subscription Date.

Company:

CAPSTONE HOLDING CORP.

By:
Name: Matthew E. Lipman
Title: Chief Executive Officer

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the Subscription Date.

Buyer:

[____]

By:
Name:
Title:

[Signature page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

Intentionally omitted.

SCHEDULE 3(c)

CAPITALIZATION

Intentionally omitted.

SCHEDULE 3(q)

INDEBTEDNESS

Intentionally omitted.

EXHIBIT A

FORM OF NOTE

(attached)

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

(attached)

EXHIBIT C

FORM OF SECURITY AGREEMENT

(attached)